                                                                    EXHIBIT 10.1


                     AMENDMENT NO. 17 TO THE LOAN DOCUMENTS

         AMENDMENT NO. 17 TO THE LOAN DOCUMENTS dated as of April 10, 2000 to the Amended and Restated Credit Agreement dated as of June 9, 1998 (as amended and otherwise modified by Amendment and Waiver No. 1 to the Loan Documents dated as of December 4, 1998, Amendment No. 2 to the Loan Documents dated as of January 13, 1999, Amendment No. 3 to the Loan Documents dated as of February 9, 1999, Amendment and Waiver No. 4 to the Loan Documents dated as of March 18, 1999, Amendment and Waiver No. 5 to the Loan Documents dated as of April 1, 1999, Amendment No. 6 to the Loan Documents dated as of April 14, 1999, Amendment No. 7 to the Loan Documents dated as of June 29, 1999, Amendment No. 8 to the Loan Documents dated as of August 2, 1999, Amendment No. 9 to the Loan Documents dated as of August 16, 1999, Amendment No. 10 to the Loan Documents dated as of August 23, 1999, Amendment No. 11 to the Loan Documents dated as of August 30, 1999, Amendment No. 12 to the Loan Documents dated as of September 14, 1999, Amendment No. 13 to the Loan Documents dated as of November 5, 1999, Amendment No. 14 to the Loan Documents dated as of December 16, 1999, Amendment No. 15 to the Loan Documents dated as of January 20, 2000 and Amendment No. 16 to the Loan Documents dated as of February 3, 2000, (the "CREDIT AGREEMENT") among Caremark Rx, Inc. (formerly known as MedPartners, Inc.), a Delaware corporation (the "BORROWER"), the Lenders party thereto, Bank of America, N.A. (formerly NationsBank, N.A.; "BOFA"), as the Initial Issuing Bank and the Swing Line Bank thereunder, Credit Lyonnais New York Branch, The First National Bank of Chicago and Morgan Guaranty Trust Company of New York, as the Syndication Agents therefor, Banc of America Securities LLC (formerly NationsBanc Montgomery Securities LLC), as the Arranger therefor, and BofA, as the Administrative Agent for the Lender Parties thereunder. Capitalized terms not otherwise defined in this Amendment have the same meanings as specified therefor in the Credit Agreement.


                             PRELIMINARY STATEMENTS

         (1) The Borrower has requested that the Lender Parties agree to amend the Credit Agreement as provided herein in order to permit the Borrower to use the proceeds from the issuance of Equity Interests in accordance with the TAPS Purchase Contract to purchase, redeem, defease or similarly provide for the payment of its senior subordinated notes issued pursuant to the TAPS Indenture and to prepay the Term Facilities.

         (2) The Lender Parties have indicated their willingness to agree to amend the Credit Agreement and to waive such default on the terms and subject to the satisfaction of the conditions set forth herein.

         NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein and in the Loan Documents, the parties hereto hereby agree as follows:

         SECTION 1. Amendments of Certain Provisions of the Credit Agreement. The Credit Agreement is, upon the occurrence of the Amendment Effective Date (as hereinafter defined), hereby amended as follows:

         (a) Section 1.01 of the Credit Agreement is hereby amended to delete the definition "Term A Amortization Reserve" and to add the following new definitions in their appropriate alphabetical order:

                  "AMENDMENT NO. 17. EFFECTIVE DATE" means the first date on which all of the conditions precedent to the effectiveness of Amendment No. 17 to the Loan Documents were satisfied.

                  "AMENDMENT NO. 17 CASH PROCEEDS" means the gross proceeds from each issuance and sale of Borrower Common Stock to holders of the TAPS pursuant to the TAPS Purchase Contract not applied on the date of such issuance and sale to automatically and permanently reduce the Term Facilities or to purchase, pay, legally defease or otherwise retire Senior Subordinated Notes as provided by Section 2.05(b)(vi)(C).

                  "AMENDMENT NO. 17 CASH PROCEEDS RESERVE" means the aggregate amount of Amendment No. 17 Cash Proceeds.

                  "SENIOR SUBORDINATED NOTES" means the senior subordinated notes issued under the TAPS Indenture.

         (b) The definition of "Unused Revolving Credit Commitment" in Section
1.01 is amended to delete subclause (b)(ii)(D)(2) thereof and to substitute for such clause the following clause: "(2) the aggregate amount of the Amendment No. 17 Net Cash Proceeds Reserve, to the extent it has not been eliminated as provided in Section 2.01(c)(iii)."

         (c) Section 2.01(c) of the Credit Agreement is hereby amended to (i) delete the parenthetical phrase in the fourth sentence of subparagraph (i) thereof and substitute for such parenthetical phrase the following: "(other than as expressly provided for in subparagraph (ii) or (iii) of this Section 2.01(c))" and (ii) to amend subparagraph (iii) immediately following subparagraph (ii) thereof to read in full as follows:

                  "(iii) Amendment No. 17 Cash Proceeds Reserve. The Revolving Credit Commitment of each Revolving Credit Lender shall be deemed utilized at any time and from time to time by such Lender's Pro Rata Share of the aggregate amount of the Amendment No. 17 Cash Proceeds Reserve; provided, however, that the Amendment No. 17 Cash Proceeds Reserve may not be established at any time in an amount that exceeds the aggregate Unused Revolving Credit Commitments of the Revolving Credit Lenders at such time. The amount of the Amendment No. 17 Cash Proceeds Reserve shall be available to be borrowed solely for purposes of purchasing, paying, legally defeasing or otherwise retiring the Senior Subordinated Notes (but not in the case of any Senior Subordinated Note in excess of par plus accrued interest thereof). From the Amendment No. 17 Effective Date to and including the maturity date of the Senior Subordinated Notes, the amount of the Amendment No. 17 Cash Proceeds Reserve shall be reduced by the aggregate amount used by the Borrower to purchase, pay, legally defease or otherwise retire the Senior Subordinated Notes (but not in the case of any Senior Subordinated Note in excess of par plus accrued interest thereof). On the day after such maturity date, the Amendment No. 17 Cash Proceeds Reserve shall be eliminated in full, and, notwithstanding any other provisions of this Agreement, the aggregate amount in the Amendment No. 17 Cash Proceeds Reserve at such date shall be deemed to constitute a Revolving Credit Borrowing on such date in such aggregate amount and the Borrower irrevocably hereby authorizes the Administrative Agent on such date to reduce the Term Commitments in the amount of such Revolving Credit

         Borrowing in accordance with, and to the extent required under, Section 2.05(b)(vi) and to prepay the Term Advances outstanding at such time in accordance with, and to the extent required under Section 2.06(b)."

         (d) Section 2.05(b)(vi)(C) is amended in full to read as follows:

                  "(C) the issuance or sale by the Borrower or any of its Subsidiaries of any Equity Interests therein (other than: (x) the issuance of the Trust Convertible Preferred Interests, but solely to the extent that the Net Cash Proceeds thereof are applied in accordance with subsection (viii) hereof, (y) the issuance by the Borrower of Equity Interests upon the conversion of the Trust Convertible Preferred Interests, and (z) until the legal defeasance, payment, purchase and cancellation or other retirement of the Senior Subordinated Notes, any issuance or sale of Borrower Common Stock to holders of the TAPS pursuant to the TAPS pursuant to the TAPS Purchase Contract; provided, that until the payment, legal defeasance, purchase and cancellation or other retirement of the Senior Subordinated Notes; 12 1/2% of the gross proceeds from the issuance and sale from time to time of such Borrower Common Stock shall be applied to automatically and permanently reduce the Term Facilities as provided herein and the remainder of such gross proceeds shall be (I) applied on the date of such issuance and sale to purchase, pay, legally defease or otherwise retire at no more than par plus accrued interest Senior Subordinated Notes, or (II) retained by the Borrower); and".

         (e) Section 5.02(f) is amended by (i) deleting the word "and" at the end of subsection (v) thereof, (ii) deleting the period at the end of subsection
(vi) thereof, and substituting therefor the word "; and" and (iii) adding a new subsection (vii) at the end thereof to read as follows:

                  "(vii) in connection with the settlement or adjudication of litigation or claims in respect of the TAPS, the Borrower may acquire the TAPS or any portion thereof, provided that the consideration for such acquisition shall consist solely of Borrower Common Stock and cash in an amount not in excess of the accrued interest due on the acquired TAPS through the respective date of acquisition."

         (f) Section 5.02(h)(i) is amended to delete the "and" at the end of subsection (G) thereof and to add an "and" at the end of subsection (H) and to add a new subsection (I) at the end of such Section to read as follows:

                  "(I) The purchase, payment, legal defeasance or other retirement (in each case at no more than par plus accrued interest) of any Senior Subordinated Notes at or prior to the maturity thereof in an aggregate amount not in excess of the Amendment No. 17 Cash Proceeds Reserve."

         SECTION 2. Conditions Precedent to the Effectiveness of this Amendment. This Amendment shall become effective as of the first date (the "AMENDMENT EFFECTIVE DATE") on which, and only if, each of the following conditions precedent shall have been satisfied:

         (a) The Administrative Agent shall have received on or before 5:00 p.m. (Charlotte time) on April 11, 2000, (i) counterparts of this Amendment executed by the Borrower and the Required Lenders or, as to any of the Lender Parties, advice satisfactory to the Administrative Agent that such

Lender Party has executed this Amendment and (ii) counterparts of the Consent attached hereto executed and delivered by each of the Loan Parties (other than the Borrower).

         (b) The representations and warranties set forth in each of the Loan Documents shall be correct in all material respects on and as of the Amendment Effective Date, before and after giving effect to this Amendment, as though made on and as of such date (except (i) for any such representation and warranty that, by its terms, refers to a specific date other than the Amendment Effective Date, in which case as of such specific date, (ii) that the Consolidated financial statements of the Borrower and its Subsidiaries referred to in Sections 4.01(f) and 4.01(g) of the Credit Agreement shall be deemed to refer to the Consolidated financial statements of the Borrower and its Subsidiaries comprising part of the Required Financial Information most recently delivered to the Administrative Agent and the Lender Parties pursuant to Sections 5.03(b) and 5.03(c), respectively, on or prior to the Amendment Effective Date and (iii) that the forecasted Consolidated financial statements of the Borrower and its Subsidiaries referred to in Section 4.01(h) of the Credit Agreement shall be deemed to refer to the forecasted Consolidated financial statements of the Borrower and its Subsidiaries most recently delivered to the Administrative Agent and the Lender Parties prior to the Amendment Effective Date).

         (c) No event shall have occurred and be continuing, or shall result from the effectiveness of this Amendment, that constitutes a Default.

         (d) All of the reasonable fees and expenses of the Administrative Agent and the Arranger (including the reasonable fees and expenses of counsel for the Administrative Agent) due and payable on the Amendment Effective Date shall have been paid in full.

         The effectiveness of this Amendment is further conditioned upon the accuracy of all of the factual matters described herein. This Amendment is subject to the provisions of Section 8.01 of the Credit Agreement.

         SECTION 3. Reference to and Effect on the Loan Documents. (a) On and after the Amendment Effective Date, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof" or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to "the Credit Agreement," "thereunder," "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

         (b) The Credit Agreement, the Notes and each of the other Loan Documents, as amended by the amendments specifically provided above in Section 1, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any of the Guaranteed Parties or the Administrative Agent under any of the Loan Documents, or constitute a waiver of any provision of any of the Loan Documents.

         SECTION 4. Costs and Expenses. The Borrower hereby agrees to pay, upon demand, all of the reasonable costs and expenses of the Administrative Agent and the Arranger (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent and of Sugarman & Company LLP) in connection with the preparation, execution, delivery, administration, modification and amendment of this Amendment and all of the agreements, instruments and other documents delivered or to be delivered in connection herewith, all in accordance with the terms of Section 8.04 of the Credit Agreement.

         SECTION 5. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

         SECTION 6. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers, thereunto duly authorized, as of the date first written above.

                                        THE BORROWER

                                        CAREMARK RX, INC.
                                        (formerly known as MEDPARTNERS, INC.)

                                        By: /s/ PETER J. CLEMENS, IV
                                            ----------------------------------
                                            Name: Peter J. Clemens, IV
                                            Title: SVP & Treasurer


                                        THE ADMINISTRATIVE AGENT
                                        BANK OF AMERICA, N.A.

                                        By: /s/ WILLIAM C. NELSON
                                            ----------------------------------
                                            Name: William C. Nelson
                                            Title: Managing Director

                                       THE LENDER PARTIES

                                       BANK OF AMERICA, N.A., as a Lender,
                                       the Swing Line Bank and the Issuing Bank

                                       By    /s/ WILLIAM C. NELSON
                                         ------------------------------------
                                         Name: William C. Nelson
                                         Title: Managing Director

                                       AMSOUTH BANK

                                       By
                                         ------------------------------------
                                         Name:
                                         Title:

                                       THE CHASE MANHATTAN BANK

                                       By   /s/ DAWN LEE LURA
                                         ------------------------------------
                                         Name:  Dawn Lee Lura
                                         Title: Vice President

                                       CITIBANK, N.A.

                                       By
                                         ------------------------------------
                                         Name:
                                         Title:

                                       CREDIT LYONNAIS NEW YORK BRANCH

                                       By   /s/ HENRY J. REUKAUF
                                         ------------------------------------
                                         Name:  Henry J. Reukauf
                                         Title: Vice President

                                       DEBT STRATEGIES FUND, INC.

                                       By
                                         ------------------------------------
                                         Name:
                                         Title:

                                        BANK ONE, NA (f/k/a THE FIRST NATIONAL
                                        BANK OF CHICAGO)


                                        By    /s/ L. Richard Schiller
                                          ------------------------------------
                                          Name: L. Richard Schiller
                                          Title: Vice President

                                        FIRST UNION NATIONAL BANK


                                       By /s/ Joyce L. Barry
                                         ------------------------------------
                                         Name: Joyce L. Barry
                                         Title: SVP

                                        FLOATING RATE PORTFOLIO
                                        BY: INVESCO Senior Secured Management,
                                            Inc., as attorney in fact


                                       By /s/ Gregory Stoeckle
                                         ------------------------------------
                                         Name: Gregory Stoeckle
                                         Title: Authorized Signatory

                                        KZH HIGHLAND-2 LLC


                                        By
                                          -------------------------------------
                                          Name:
                                          Title:

                                        MERRILL LYNCH DEBT STRATEGIES
                                          PORTFOLIO, INC.
                                        BY: MERRILL LYNCH ASSET
                                            MANAGEMENT L.P., as Investment
                                            Advisor


                                        By
                                          -------------------------------------
                                          Name:
                                          Title:

                                       MERRILL LYNCH GLOBAL INVESTMENT
                                        SERIES: INCOME STRATEGIES PORTFOLIO
                                        BY: MERRILL LYNCH ASSET MANAGEMENT,
                                            L.P., as Investment Advisor


                                       By
                                         ------------------------------------
                                         Name:
                                         Title:

                                       MERRILL LYNCH SENIOR FLOATING
                                        RATE FUND, INC.

                                       By
                                         ------------------------------------
                                         Name:
                                         Title:

                                       MERRILL LYNCH PRIME RATE PORTFOLIO
                                        BY: MERRILL LYNCH ASSET
                                        MANAGEMENT, L.P., as Investment Advisor

                                       By /s/ CHARLES E. LEMIEUX
                                         ------------------------------------
                                         Name: Charles E. Lemieux, CFA
                                         Title: Assistant Vice President

                                       ML CBO IV (CAYMAN) LTD.
                                        BY: HIGHLAND CAPITAL MANAGEMENT, L.P.,
                                            as Collateral Manager

                                       By
                                         ------------------------------------
                                         Name:
                                         Title:

                                       ML CLO XX PILGRIM AMERICA
                                        (CAYMAN) LTD.
                                        By: Pilgrim Investments, Inc.,
                                            as its investment manager

                                       By
                                         ------------------------------------
                                         Name:
                                         Title:

                                        MORGAN GUARANTY TRUST COMPANY
                                           OF NEW YORK


                                       By  /s/ ANNA MARIE FALLON
                                         ------------------------------------
                                         Name:  Anna Marie Fallon
                                         Title: Vice President


                                        PAM CAPITAL FUNDING, LP
                                          BY: HIGHLAND CAPITAL MANAGEMENT, L.P.,
                                              as Collateral Manager


                                        By
                                          -------------------------------------
                                          Name:
                                          Title:


                                        PAMCO CAYMAN, LTD.
                                          BY: HIGHLAND CAPITAL MANAGEMENT, L.P.,
                                              as Collateral Manager


                                        By
                                          -------------------------------------
                                          Name:
                                          Title:


                                        PILGRIM PRIME RATE TRUST
                                          BY: Pilgrim Investments, Inc.,
                                              as its investment manager


                                        By /s/ CHARLES E. LEMIEUX, CFA
                                          -------------------------------------
                                          Name: Charles E. LeMieux, CFA
                                          Title: Assistant Vice President


                                        SCOTIABANC INC.

                                       By /s/ DANA MALONEY
                                         ------------------------------------
                                         Name: Dana Maloney
                                         Title: Relationship Manager

                                       SRV-HIGHLAND, INC.

                                       By
                                          ------------------------------------
                                          Name:
                                          Title:

                                       STEIN ROE & FARNHAM INCORPORATED,
                                          as Agent for KEYPORT LIFE INSURANCE
                                          COMPANY

                                       By /s/  KATHLEEN A. ZARN
                                          ------------------------------------
                                          Name:  Kathleen A. Zarn
                                          Title: Vice President

                                       TORONTO DOMINION (TEXAS), INC.

                                       By /s/ ALVA J. JONES
                                          ------------------------------------
                                          Name:  Alva J. Jones
                                          Title: Vice President

                                       TRANSAMERICA LIFE INSURANCE AND
                                          ANNUITY CO.

                                       By
                                          ------------------------------------
                                          Name:
                                          Title:

                                       TRANSAMERICA PREMIER HIGH YIELD FUND

                                       By
                                          ------------------------------------
                                          Name:
                                          Title:

                                       VAN KAMPEN PRIME RATE INCOME TRUST

                                       By /s/ DARVIN D. PIERCE
                                          ------------------------------------
                                          Name:  Darvin D. Pierce
                                          Title: Vice President

                                       VAN KAMPEN SENIOR INCOME TRUST
                                       By: Van Kampen Investment Advisory Corp.

                                       By /s/ DARVIN D. PIERCE
                                          ------------------------------------
                                          Name:  Darvin D. Pierce
                                          Title: Vice President

                                       VAN KAMPEN CLO II, LIMITED
                                       BY: VAN KAMPEN MANAGEMENT, INC.,
                                           as Collateral Manager

                                       By /s/ DARVIN D. PIERCE
                                          ------------------------------------
                                          Name:  Darvin D. Pierce
                                          Title: Vice President

                                       WACHOVIA BANK, N.A.

                                       By
                                          ------------------------------------
                                          Name:
                                          Title:

               CONSENT TO AMENDMENT NO. 17 TO THE LOAN DOCUMENTS

                              As of April 10, 2000

         Reference is made to Amendment No. 17 to the Loan Documents dated as of April 10, 2000 (the "AMENDMENT") to the Amended and Restated Credit Agreement dated as of June 9, 1998 (as amended and otherwise modified by Amendment No. 1 to the Loan Documents dated as of December 4, 1998, Amendment No. 2 to the Loan Documents dated as of January 13, 1999, Amendment No. 3 to the Loan Documents dated as of February 9, 1999, Amendment and Waiver No. 4 to the Loan Documents dated as of March 18, 1999, Amendment and Waiver No. 5 to the Loan Documents dated as of April 1, 1999, Amendment No. 6 to the Loan Documents dated as of April 14, 1999, Amendment No. 7 to the Loan Documents dated as of June 29, 1999, Amendment No. 8 to the Loan Documents dated as of August 2, 1999, Amendment No. 9 to the Loan Documents dated as of August 16, 1999, Amendment No. 10 to the Loan Documents dated as of August 23, 1999, Amendment No. 11 to the Loan Documents dated as of August 30, 1999, Amendment No. 12 to the Loan Documents dated as of September 14, 1999, Amendment No. 13 to the Loan Documents dated as of November 5, 1999, Amendment No. 14 to the Loan Documents dated as of December 16, 1999, Amendment No. 15 to the Loan Documents dated as of January 20, 2000 and Amendment No. 16 to the Loan Documents dated as of February 3, 2000, the ("CREDIT AGREEMENT") among Caremark Rx, Inc. (formerly known as MedPartners, Inc.), a Delaware corporation, the Lenders party thereto, Bank of America, N.A. (formerly NationsBank, N.A.), as the Initial Issuing Bank and Swing Line Bank thereunder, Credit Lyonnais New York Branch, The First National Bank of Chicago and Morgan Guaranty Trust Company of New York, as the Syndication Agents therefor, Banc of America Securities LLC (formerly NationsBanc Montgomery Securities LLC), as Arranger therefor, and Bank of America, N.A. (formerly NationsBank, N.A.), as the Administrative Agent for the Lender Parties thereunder. Capitalized terms not otherwise defined herein shall have the same meanings as specified therefor in the Credit Agreement.

         Each of the undersigned, as a guarantor under the Subsidiaries Guarantee dated as of June 9, 1998 (as modified to the date hereof, the "SUBSIDIARIES GUARANTEE") in favor of the Guaranteed Parties, hereby consents to the execution and delivery of the Amendment and the performance of the Credit Agreement, as amended thereby, and hereby confirms and agrees that, notwithstanding the effectiveness of the Amendment, the Subsidiaries Guarantee is, and shall continue to be, in full force and effect and is hereby in all respects ratified and confirmed, except that each reference in the Subsidiaries Guarantee to "the Credit Agreement," "thereunder," "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by the Amendment.

         This Consent may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same Consent. Delivery of an executed counterpart of a signature page to this Consent by telecopier shall be effective as delivery of a manually executed counterpart of this Consent.

         This Consent shall be governed by, and construed in accordance with, the laws of the State of New York.

                           MEDPARTNERS ACQUISITION CORPORATION

                           By    /s/ JAMES H. DICKERSON, JR.
                             -----------------------------------
                              Name:  James H. Dickerson, Jr.
                              Title: President & Treasurer


                           MEDPARTNERS AVIATION, INC.

                           By    /s/ SARA J. FINLEY
                             -----------------------------------
                              Name:  Sara J. Finley
                              Title: Vice President & Secretary


                           MEDPARTNERS EAST, INC.

                           By    /s/ JAMES H. DICKERSON, JR.
                             -----------------------------------
                              Name:  James H. Dickerson, Jr.
                              Title: President & Treasurer


                           MEDPARTNERS INTEGRATED
                           NETWORK-CHANDLER, INC.

                           By    /s/ JAMES H. DICKERSON, JR.
                             -----------------------------------
                              Name:  James H. Dickerson, Jr.
                              Title: Vice President & Treasurer


                           MEDPARTNERS PROFESSIONAL
                           MANAGEMENT CORPORATION

                           By    /s/ JAMES H. DICKERSON, JR.
                             -----------------------------------
                              Name:  James H. Dickerson, Jr.
                              Title: President & Treasurer


                           HEALTHWAYS, INC.

                           By    /s/ JAMES H. DICKERSON, JR.
                             -----------------------------------
                              Name:  James H. Dickerson, Jr.
                              Title: President & Treasurer

                                       BAY AREA PRACTICE MANAGEMENT
                                       GROUP, INC.

                                       By   /s/ SARA J. FINLEY
                                         ------------------------------------
                                         Name:  Sara J. Finley
                                         Title: Vice President & Secretary

                                       By   /s/ JAMES H. DICKERSON, JR.
                                         ------------------------------------
                                         Name:  James H. Dickerson, Jr.
                                         Title: Vice President & Treasurer

                                       CHS MANAGEMENT, INC.

                                       By   /s/ JAMES H. DICKERSON, JR.
                                         ------------------------------------
                                         Name:  James H. Dickerson, Jr.
                                         Title: President and Treasurer

                                       CAREMARK INTERNATIONAL INC.

                                       By   /s/ JAMES H. DICKERSON, JR.
                                         ------------------------------------
                                         Name:  James H. Dickerson, Jr.
                                         Title: President & Treasurer

                                       CAREMARK INC.

                                       By   /s/ SARA J. FINLEY
                                         ------------------------------------
                                         Name:  Sara J. Finley
                                         Title: Vice President & Secretary

                                       By   /s/ LEISA KIZER
                                         ------------------------------------
                                         Name:  Leisa Kizer
                                         Title: Treasurer

                                       PRESCRIPTION HEALTH SERVICES, INC.

                                       By   /s/ JAMES H. DICKERSON, JR.
                                         ------------------------------------
                                         Name:  James H. Dickerson, Jr.
                                         Title: Vice President & Treasurer


                                       By   /s/ SARA J. FINLEY
                                         ------------------------------------
                                         Name:  Sara J. Finley
                                         Title: Vice President & Secretary


                                       CAREMARK INTERNATIONAL HOLDINGS INC.

                                       By   /s/ JAMES H. DICKERSON, JR.
                                         ------------------------------------
                                         Name:  James H. Dickerson, Jr.
                                         Title: Vice President & Treasurer


                                       MEDPARTNERS PHYSICIAN SERVICES INC.

                                       By   /s/ JAMES H. DICKERSON, JR.
                                         ------------------------------------
                                         Name:  James H. Dickerson, Jr.
                                         Title: Vice President & Treasurer


                                       FRIENDLY HILLS HEALTHCARE
                                       NETWORK INC.

                                       By   /s/ SARA J. FINLEY
                                         ------------------------------------
                                         Name:  Sara J. Finley
                                         Title: Vice President & Secretary


                                       MEDPARTNERS NSC LTD.

                                       By   /s/ JAMES H. DICKERSON, JR.
                                         ------------------------------------
                                         Name:  James H. Dickerson, Jr.
                                         Title: Vice President & Treasurer

                                        MEDPARTNERS ADMINISTRATIVE
                                        SERVICES, INC.


                                        By /s/ JAMES H. DICKERSON, JR.
                                          -------------------------------------
                                          Name:  James H. Dickerson, Jr.
                                          Title: Vice President & Treasurer


                                        MEDPARTNERS MANAGED CARE, INC.


                                        By /s/ SARA J. FINLEY
                                          -------------------------------------
                                          Name:  Sara J. Finley
                                          Title: Vice President & Secretary


                                        ACUTE CARE MEDICAL MANAGEMENT, INC.


                                        By /s/ SARA J. FINLEY
                                          -------------------------------------
                                          Name:  Sara J. Finley
                                          Title: Vice President & Secretary


                                        BGS HEALTHCARE, INC.


                                        By /s/ SARA J. FINLEY
                                          -------------------------------------
                                          Name:  Sara J. Finley
                                          Title: Vice President & Secretary


                                        HOME HEALTH AGENCY OF GREATER
                                        MIAMI, INC.


                                        By /s/ SARA J. FINLEY
                                          -------------------------------------
                                          Name:  Sara J. Finley
                                          Title: Vice President & Secretary


                                        PACIFIC MEDICAL GROUP, INC.


                                        By /s/ SARA J. FINLEY
                                          -------------------------------------
                                          Name:  Sara J. Finley
                                          Title: Vice President & Secretary

                                        PACIFIC PHYSICIAN SERVICES, INC.


                                        By /s/ James H. Dickerson, Jr.
                                          -------------------------------------
                                          Name:  James H. Dickerson, Jr.
                                          Title: President & Treasurer


                                        PPS EAST, INC.


                                        By /s/ James H. Dickerson, Jr.
                                          -------------------------------------
                                          Name:  James H. Dickerson, Jr.
                                          Title: President & Treasurer


                                        PPS NORTH CAROLINA MEDICAL
                                        MANAGEMENT, INC.


                                        By /s/ James H. Dickerson, Jr.
                                          -------------------------------------
                                          Name:  James H. Dickerson, Jr.
                                          Title: President & Treasurer


                                        PPS RIVERSIDE DIVISION ACQUISITION
                                        AND MANAGEMENT CORP. I


                                        By /s/ James H. Dickerson, Jr.
                                          -------------------------------------
                                          Name:  James H. Dickerson, Jr.
                                          Title: President & Treasurer


                                        PPS VALLEY MANAGEMENT, INC.


                                        By /s/ James H. Dickerson, Jr.
                                          -------------------------------------
                                          Name:  James H. Dickerson, Jr.
                                          Title: President & Treasurer


                                        By /s/ Sara J. Finley
                                          -------------------------------------
                                          Name:  Sara J. Finley
                                          Title: Vice President & Secretary

                                        PACIFIC PHYSICIAN SERVICES
                                        ARIZONA, INC.


                                        By /s/ James H. Dickerson, Jr.
                                          -------------------------------------
                                          Name:  James H. Dickerson, Jr.
                                          Title: President & Treasurer


                                        PACIFIC PHYSICIAN SERVICES
                                        NEVADA, INC.


                                        By /s/ James H. Dickerson, Jr.
                                          -------------------------------------
                                          Name:  James H. Dickerson, Jr.
                                          Title: President & Treasurer


                                        PHYSICIANS' HOSPITAL MANAGEMENT
                                        CORPORATION


                                        By /s/ James H. Dickerson, Jr.
                                          -------------------------------------
                                          Name:  James H. Dickerson, Jr.
                                          Title: Vice President & Treasurer


                                        RELIANT HEALTHCARE SYSTEMS, INC.


                                        By /s/ James H. Dickerson, Jr.
                                          -------------------------------------
                                          Name:  James H. Dickerson, Jr.
                                          Title: President & Treasurer


                                        By /s/ Sara J. Finley
                                          -------------------------------------
                                          Name:  Sara J. Finley
                                          Title: Vice President & Secretary


                                        MEDPARTNERS/TALBERT MEDICAL
                                        MANAGEMENT CORPORATION


                                        By /s/ James H. Dickerson, Jr.
                                          -------------------------------------
                                          Name:  James H. Dickerson, Jr.
                                          Title: Vice President & Treasurer

                              TALBERT MEDICAL MANAGEMENT
                              CORPORATION

                              By   /s/  James H. Dickerson, Jr.
                                 -------------------------------------------
                                 Name:  James H. Dickerson, Jr.
                                 Title: Vice President & Treasurer


                              TALBERT HEALTH SERVICES
                              CORPORATION

                              By   /s/  James H. Dickerson, Jr.
                                 -------------------------------------------
                                 Name:  James H. Dickerson, Jr.
                                 Title: Vice President & Treasurer


                              MEDPARTNERS ADMINISTRATION, L.P.

                              By   /s/  James H. Dickerson, Jr.
                                 -------------------------------------------
                                 Name:  James H. Dickerson, Jr.
                                 Title: Executive Vice President & Treasurer
                                        of Caremark Rx, Inc., the General
                                        Partner


                              MEDPARTNERS PHYSICIAN
                              MANAGEMENT, L.P.

                              By   /s/  James H. Dickerson, Jr.
                                 -------------------------------------------
                                 Name:  James H. Dickerson, Jr.
                                 Title: Executive Vice President of
                                        Caremark Rx, Inc., the General
                                        Partner


                              MED TENNESSEE, INC.

                              By   /s/  James H. Dickerson, Jr.
                                 -------------------------------------------
                                 Name:  James H. Dickerson, Jr.
                                 Title: President & Treasurer

                                       MEDPARTNERS PHYSICIAN SERVICES OF
                                       ILLINOIS L.L.C.

                                       By  /s/ JAMES H. DICKERSON, JR.
                                         ---------------------------------------
                                         Name:  James H. Dickerson, Jr.
                                         Title: Vice President & Treasurer of
                                                North Suburban Clinic, Ltd.,
                                                a Member

                                       CERRITOS INVESTMENT GROUP

                                       By  /s/ JAMES H. DICKERSON, JR.
                                         ---------------------------------------
                                         Name:  James H. Dickerson, Jr.
                                         Title: Executive Vice President & Chief
                                                Financial Officer of Caremark
                                                Rx, Inc., a Partner


                                       By  /s/ SARA J. FINLEY
                                         ---------------------------------------
                                         Name:  Sara J. Finley
                                         Title: Corporate Secretary of
                                                Caremark Rx, Inc., a Partner

                                       CERRITOS INVESTMENT GROUP II

                                       By  /s/ JAMES H. DICKERSON, JR.
                                         ---------------------------------------
                                         Name:  James H. Dickerson, Jr.
                                         Title: Executive Vice President & Chief
                                                Financial Officer of Caremark
                                                Rx, Inc., a Partner


                                       By  /s/ SARA J. FINLEY
                                         ---------------------------------------
                                         Name:  Sara J. Finley
                                         Title: Corporate Secretary of Caremark
                                                Rx, Inc., a Partner

                                       5000 AIRPORT PLAZA, L.P.

                                       By    /s/ JAMES H. DICKERSON, JR.
                                         --------------------------------------
                                         Name:  James H. Dickerson, Jr.
                                         Title: Executive Vice President &
                                                Chief Financial Officer of
                                                Caremark Rx, Inc., the
                                                General Partner


                                       By    /s/ SARA J. FINLEY
                                         --------------------------------------
                                         Name:  Sara J. Finley
                                         Title: Corporate Secretary of Caremark
                                                Rx, Inc., the General Partner